UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 4, 2026

PMV Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39539	46-3218129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Alexander Park Drive, Suite 301 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 642-6670

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PMVP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, PMV Pharmaceuticals, Inc. (the “Company”) held its virtual 2026 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live webcast. The stockholders voted on the following proposals at the Annual Meeting:

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class III Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors has been duly elected and qualified, or until the earlier of the respective director’s death, resignation or removal. The final voting results are as follows:

	FOR	WITHHELD	BROKER NON-VOTE
David H. Mack, Ph.D.	15,693,907	6,248,461	6,975,412
Laurie Stelzer	11,261,111	10,681,257	6,975,412

Proposal 2. Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to its named executive officers as described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2026 (the “Proxy Statement”). The final voting results are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,015,578	6,468,718	458,072	6,975,412

Consistent with the recommendation of the Company’s Board of Directors and based on the Company’s stockholders’ approval at the Company’s 2022 annual meeting of stockholders, held on June 2, 2022, the Company conducts non-binding advisory votes on the compensation of its named executive officers every year. This policy will remain in effect until the next non-binding advisory stockholder vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, expected to be held at the Company’s 2028 annual meeting of stockholders.

Proposal 3. Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

FOR	AGAINST	ABSTAIN
28,379,108	536,302	2,370

For more information about the foregoing proposals, see the Proxy Statement as filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMV PHARMACEUTICALS, INC.

By:	/s/ Michael Carulli
Michael Carulli
Chief Financial Officer

Date: June 5, 2026